UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): April 19, 2005


                             JB OXFORD HOLDINGS INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-16240


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                             UTAH                                                            95-4099866
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                (State or other jurisdiction of                                           (I.R.S. Employer
                Incorporation or organization)                                          Identification No.)


15165 Ventura Boulevard Suite 330, Sherman Oaks, California                                    91403
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           (Address of principal executive offices)                                          (Zip Code)
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                                 (818) 907-6580
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

      On April 19, 2005, JB Oxford Holdings Inc. (the "Company") received notice from The Nasdaq Stock Market ("Nasdaq") indicating that the Company was not in compliance with Nasdaq's requirement for continued listing set forth in Marketplace Rule 4310(c)(14) as a result of the Company's failure to timely file its Annual Report on Form 10-K for its fiscal year ended December 31, 2004 with the Securities and Exchange Commission. While the notice did not by itself result in immediate delisting of the Company's common stock, Nasdaq stated in its notice that unless the Company requests a hearing with a Nasdaq Listing Qualifications Panel, the Company's common stock would be delisted from Nasdaq at the opening of business on April 28, 2005. In addition, the trading symbol for the Company's common stock was changed from "JBOH" to "JBOHE" effective as of the opening of business on April 21, 2005.

      On April 21, 2005, the Company filed its Annual Report on Form 10-K with the Securities and Exchange Commission. On April 22, 2005, the Company was notified by The Nasdaq Stock Market that based upon the filing of its 2004 Form 10-K, it was now in compliance with Marketplace Rule 4310(c)(14) and accordingly the matter was closed. Accordingly, the Company's stock will not be delisted and the Company has been advised that its stock will recommence trading under the symbol "JBOH" at the opening of business on April 26, 2005.

      On April 25, 2005, the Company issued a press release relating to the Nasdaq notification. A copy of the Company's Press Release is attached hereto as
Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release dated April 25, 2005 announcing Nasdaq notification of delisting.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized. JB OXFORD HOLDINGS INC.


                                            By:     /s/ Michael J. Chiodo
                                                 ---------------------------
                                                      Michael J. Chiodo
                                                 Principal Financial Officer


Dated:  April 25, 2005


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